                                                                    EXHIBIT 99.3

         The following unaudited pro forma condensed combined financial statements reflect the acquisition by the Registrant of IMC in exchange for shares of the Registrant's Common Stock and options to purchase shares of the Registrant's Common Stock. The acquisition was accounted for using the purchase method of accounting. The pro forma condensed combined balance sheet assumes the merger took place on January 24, 1997 and combines the January 24, 1997 balance sheet of the Registrant with the January 31, 1997 balance sheet of IMC. The pro forma condensed combined statement of operations for the fiscal year ended April 30, 1996 assumes the acquisition took place as of the beginning of the fiscal year and combines the Registrant's historical results for the fiscal year ended April 30, 1996 (for which period IMC was not in operation) with pro forma adjustments. The pro forma condensed combined statement of operations for the nine months ended January 24, 1997 assumes the acquisition took place as of the beginning of the most recently completed fiscal year and combines the Registrant's historical results for the nine months ended January 24, 1997 with the historical results of IMC for the period from inception (May 6, 1996) to January 31, 1997. The pro forma condensed combined statements of operations exclude the effect of any nonrecurring charges directly attributable to the acquisition.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of IMC by the Registrant been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Registrant and IMC.

          NETWORK APPLIANCE, INC. AND INTERNET MIDDLEWARE CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                JANUARY 24, 1997

                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                        Network                                 Pro Forma Adjustments                  Pro Forma
                                       Appliance        IMC          Debit                           Credit             Balances
                                       ---------        ---          -----                           ------            ---------
               ASSETS

CURRENT ASSETS:
    Cash and cash equivalents            $ 20,938      $      -      $      -                        $      -            $ 20,938
    Short-term investments                  6,850             -             -                               -               6,850
    Accounts receivable, net               12,336            26             -                               -              12,362
    Inventories                             9,585             -             -                               -               9,585
    Prepaid expenses and other              3,298             2             -                               -               3,300
                                         --------      --------      --------                        --------            --------
        Total current assets               53,007            28             -                               -              53,035

PROPERTY AND EQUIPMENT, net                 6,148            48             -                               -               6,196
OTHER ASSETS                                  202             -         2,203 (1),(2),(3),(4)             240 (4)           2,165
                                         --------      --------      --------                        --------            --------
                                         $ 59,357      $     76      $  2,203                        $    240            $ 61,396
                                         ========      ========      ========                        ========            ========


LIABILITIES AND SHAREHOLDERS' EQUITY
 (DEFICIENCY)


CURRENT LIABILITIES:
    Current portion of long-term
        obligations                      $     21      $    155      $      -                        $      -            $    176
    Accounts payable                        4,991           193             -                             250 (5)           5,434
    Income taxes payable                      708             -             -                               -                 708
    Accrued compensation and related
        benefits                            3,131           134             -                               -               3,265
    Other accrued liabilities               2,178             -             -                               -               2,178
    Deferred revenue                        1,804            22             -                               -               1,826
                                         --------      --------      --------                        --------            --------
        Total current liabilities          12,833           504             -                             250              13,587
                                         --------      --------      --------                        --------            --------

LONG-TERM OBLIGATIONS                         233             -             -                               -                 233
                                         --------      --------      --------                        --------            --------

SHAREHOLDERS' EQUITY (DEFICIENCY):
    Common stock                           41,495             1             1 (6)                      10,500 (7),(8)      51,995
    Retained earnings
        (Accumulated deficit)               4,796          (429)       10,519 (8),(9)                   1,733 (1),(6)      (4,419)
                                         --------      --------      --------                        --------            --------
                                           46,291          (428)       10,520                          12,233              47,576
                                         --------      --------      --------                        --------            --------
                                         $ 59,357      $     76      $ 10,520                        $ 12,483            $ 61,396
                                         ========      ========      ========                        ========            ========


 (1) Entry to record a deferred tax asset on the compensation charge recognized on the issuance of discounted stock options

 (2) Entry to record goodwill

 (3) Entry to capitalize developed technology of IMC

 (4) Entry to record a deferred tax liability related to the capitalized technology

 (5) Entry to record acquisition-related expenses

 (6) Entry to eliminate common stock and the accumulated deficit of IMC

 (7) Entry to record the acquisition of IMC by the issuance of 187,023 shares of common stock and options to purchase shares of the Registrant's Common Stock

 (8) Entry to record compensation expense related to the issuance of discounted options to purchase shares of the Registrant's Common Stock

 (9) Entry to expense in-process technology of IMC



  See accompanying notes to pro forma condensed combined financial statements.


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

          NETWORK APPLIANCE, INC. AND INTERNET MIDDLEWARE CORPORATION
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED APRIL 30, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                         Network                    Pro Forma Adjustments     Pro Forma
                                        Appliance     IMC(3)        Debit          Credit      Results
                                        ---------     -----         -----          ------     ---------
NET SALES                                 $ 46,632     $      -     $      -       $      -     $ 46,632
COST OF SALES                               20,557            -          199 (1)          -       20,756
                                          --------     --------     --------       --------     --------
GROSS MARGIN                                26,075            -         (199)             -       25,876
                                          --------     --------     --------       --------     --------

OPERATING EXPENSES:
    Sales and marketing                     12,735            -            -              -       12,735
    Research and development                 4,762            -            -              -        4,762
    General and administrative               2,578            -            -              -        2,578
                                          --------     --------     --------       --------     --------
        Total operating expenses            20,075            -            -              -       20,075
                                          --------     --------     --------       --------     --------

INCOME (LOSS) FROM OPERATIONS                6,000            -         (199)             -        5,801

OTHER INCOME, net                              600            -            -              -          600
                                          --------     --------     --------       --------     --------

INCOME (LOSS) BEFORE PROVISION FOR
        INCOME TAXES                         6,600            -         (199)             -        6,401

PROVISION FOR INCOME TAXES                       -            -            -              -            -
                                          --------     --------     --------       --------     --------

NET INCOME  (NET LOSS)                    $  6,600     $      -     $   (199)      $      -     $  6,401
                                          ========     ========     ========       ========     ========

NET INCOME PER SHARE                      $   0.42                                              $   0.40
                                          ========                                              ========

WEIGHTED AVERAGE COMMON AND
    COMMON EQUIVALENT SHARES                15,820                                                16,075 (2)
                                          ========                                              ========

(1) Entry to record amortization of purchased intangibles based on an estimated life of five years

(2) Weighted average common and common equivalent shares reflect the shares issued and the impact of dilutive stock options assumed and granted in connection with the acquisition

(3)  IMC didn't commence operations until May 6, 1996








  See accompanying notes to pro forma condensed combined financial statements.

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
         NETWORK APPLIANCE, INC. AND INTERNET MIDDLEWARE CORPORATION
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED JANUARY 24, 1997

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                      Network                     Pro Forma Adjustments          Pro Forma
                                                     Appliance        IMC        Debit            Credit          Results
                                                      --------     --------     --------         --------        --------
NET SALES                                             $ 64,353     $    219     $      -         $      -        $ 64,572
COST OF SALES                                           26,292           12          149 (1)            -          26,453
                                                      --------     --------     --------         --------        --------
GROSS MARGIN                                            38,061          207         (149)               -          38,119
                                                      --------     --------     --------         --------        --------

OPERATING EXPENSES:
    Sales and marketing                                 16,644           39            -                -          16,683
    Research and development                             5,986          366            -                -           6,352
    General and administrative                           3,201          231            -                -           3,432
    Litigation settlement                                4,300            -            -                -           4,300
                                                      --------     --------     --------         --------        --------
        Total operating expenses                        30,131          636            -                -          30,767
                                                      --------     --------     --------         --------        --------

INCOME (LOSS) FROM OPERATIONS                            7,930         (429)        (149)               -           7,352

OTHER INCOME, net                                          793            -            -                -             793
                                                      --------     --------     --------         --------        --------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES          8,723         (429)        (149)               -           8,145

PROVISION FOR (BENEFIT OF) INCOME TAXES                  3,053            -            -              207(3)        2,846
                                                      --------     --------     --------         --------        --------

NET INCOME  (NET LOSS)                                $  5,670     $   (429)    $   (149)        $    207        $  5,299
                                                      ========     ========     ========         ========        ========

NET INCOME PER SHARE                                  $   0.32                                                   $   0.30
                                                      ========                                                   ========

WEIGHTED AVERAGE COMMON AND
    COMMON EQUIVALENT SHARES                            17,636                                                     17,903 (2)
                                                      ========                                                   ========

(1) Entry to record amortization of purchased intangibles based on an estimated life of five years

(2) Weighted average common and common equivalent shares reflect the shares issued and the impact of dilutive stock options assumed and granted in connection with the acquisition

(3) Entry to record tax effect of pro forma adjustment (1) at the statutory rate and to record the tax benefits of losses incurred









  See accompanying notes to pro forma condensed combined financial statements.

         NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

  1. On March 17, 1997 the Registrant acquired IMC in exchange for approximately 187,023 shares of the Registrant's Common Stock and options to purchase shares of the Registrant's Common Stock. In connection with the acquisition certain former employees of IMC who entered into employment agreements with the Registrant were granted options to purchase shares of the Registrant's Common Stock at a discount to the market price of the Registrant's Common Stock immediately preceding the acquisition. IMC was founded in 1996 to develop and commercialize Internet/Intranet proxy caching software. The acquisition was accounted for as a purchase.

        In connection with the acquisition, intangible assets of $8.4 million were acquired by the Registrant of which $7.4 million was allocated to in-process research and development and will be charged to operations in the fiscal quarter ending April 30, 1997 as the technology had not achieved technological feasibility and had no alternative future use. The remaining $1.0 million of intangible assets will be amortized over an estimated useful life of five years. Also in connection with the acquisition, a compensation expense of $3.2 million, relating to the granting of discounted stock options, will be charged to operations in the fiscal quarter ending April 30, 1997.

        The pro forma condensed combined statements of operations for the fiscal year ended April 30, 1996 and for the nine months ended January 24, 1997 exclude the impact of the nonrecurring charge associated with expensing in-process research and development and the one-time compensation charge, net of deferred taxes, related to the granting of options to certain former IMC employees to purchase shares of the Registrant's Common Stock at a discount to the market price of the Registrant's Common Stock immediately preceding the acquisition.

        The unaudited pro forma condensed combined financial statements give effect to the merger of the Registrant and IMC on a purchase accounting basis. The pro forma condensed combined balance sheet assumes the merger took place on January 24, 1997 and combines the January 24, 1997 balance sheet of the Registrant with the January 31, 1997 balance sheet of IMC. The pro forma condensed combined statement of operations for the fiscal year ended April 30, 1996 assumes the merger took place as of the beginning of the fiscal year and combines the Registrant's historical results for the fiscal year ended April 30, 1996 (for which period IMC was not in operation) with pro forma adjustments. The pro forma condensed combined statement of operations for the nine months ended January 24, 1997 assumes the merger took place as of the beginning of the most recently completed fiscal year and combines the Registrant's historical results for the nine months ended January 24, 1997 with the historical results of IMC for the period from inception (May 6, 1996) to January 31, 1997.

2. The pro forma condensed combined financial statements included herein have been prepared by the Registrant, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Registrant believes that the disclosures are adequate to make the information not misleading. These pro forma condensed combined financial statements should be read in conjunction with the financial statements and the notes thereto included in the Registrant's annual report on Form 10-K for the fiscal year ended April 30, 1996 and the financial statements of IMC included in this filing.

3. Net income per share for each period is calculated by dividing net income by the weighted average number of common and common equivalent shares outstanding during the period plus approximately 172,375 shares of the Registrant's Common Stock which was exchanged for all issued and outstanding shares of IMC Common Stock. Common equivalent shares consist of stock options (using the treasury stock method).




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